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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1997

                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                         0-22228              11-3170868
(State of other jurisdiction of     (Commission File Number)   (IRS Employer
 incorporation or organization)                              Identification No.)

One Astoria Federal Plaza, Lake Success, New York                11042-1085
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:            (516) 327-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)
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         The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 3, 1997 as set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) The following documents filed with the Federal Deposit Insurance Corporation ("FDIC") by the Greater New York Savings Bank (FDIC Insurance Certificate No. 16015-6) as part of The Greater New York Savings Bank and Subsidiaries' Annual Report on Form F-2 for the year ended December 31, 1996 pursuant to the Securities Exchange Act of 1934, as amended, have been filed as Exhibits to Greater New York Bancorp's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "Commission") on February 20, 1997, as amended (File No. 333-22127) pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and are incorporated by reference in this Form 8-K/A:

         a) Consolidated Statements of Financial Condition as of December 31, 1996 and 1995;

         b) Consolidated Statements of Income for the Years Ended December 31, 1996, 1995, and 1994;

         c) Consolidated Statements of Changes in Stockholders' Equity for the Years Ended December 31, 1996, 1995 and 1994;

         d) Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994;

         e)       Notes to Consolidated Financial Statements;

         f)       Independent Auditors' Report dated as of January 23, 1997.

(a)(2) The following unaudited consolidated financial statements as of and for the nine months ended September 30, 1997 of The Greater New York Savings Bank and Subsidiaries are attached hereto as Exhibit No. 99.2 and are incorporated herein by reference:

         a) Consolidated Statements of Financial Condition as of September 30, 1997 and December 31, 1996.

         b) Consolidated Statements of Operations for the quarter and nine months ended September 30, 1997 and 1996.

         c) Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 1997 and 1996.

         d) Consolidated Statements of Cash Flows for the nine months ended September 30, 1997 and 1996.

         e)       Notes to Consolidated Financial Statements.

(b) The pro forma financial information that is required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit No. 99.3 and is incorporated herein by reference.

(c) Exhibits:

    Exhibit No.                     Description

         2.1 Agreement and Plan of Merger, dated as of the 29th day of March 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank, as amended. *


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         13.1     Quarterly Report on Form 10-Q of The Greater New York Savings
                  Bank for the quarter ended June 30, 1997, previously filed with the Federal Deposit Insurance Corporation. **

         23.1 Consent of Independent Certified Public Accountants dated as of December 12, 1997.

         99.1     Press Release issued on October 1, 1997. **

         99.2 The Greater New York Savings Bank and Subsidiaries Unaudited Consolidated Financial Statements as of September 30, 1997 and December 31, 1996 and for the nine months ended September 30, 1997 and 1996.

         99.3 Astoria Financial Corporation and Subsidiary and The Greater New York Savings Bank and Subsidiaries, Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition as of September 30, 1997 and Statement of Operations for the Year Ended December 31, 1996 and for the Nine Months Ended September 30, 1997 and related notes.

* This exhibit has been previously filed by the Registrant with the Form S-4 (Registration No. 333-29901) filed by Astoria Financial Corporation on June 24, 1997, and is incorporated herein by reference.

** This exhibit has been previously filed by the Registrant with the Form 8-K filed by Astoria Financial Corporation on October 3, 1997, and is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly organized.

                                    ASTORIA FINANCIAL CORPORATION

                                    /s/ Monte N. Redman
                                    -------------------------------------
                                    Monte N. Redman
                                    Senior Vice President,
                                    Treasurer and Chief Financial Officer

Dated:      December 12, 1997


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                                EXHIBIT INDEX





    Exhibit No.                     Description

          2.1 Agreement and Plan of Merger, dated as of the 29th day of March 1997, by and among Astoria Financial Corporation, Astoria Federal Savings and Loan Association and The Greater New York Savings Bank, as amended. *

         13.1 Quarterly Report Form 10-Q of The Greater New York Savings Bank for the quarter ended June 30, 1997, previously filed with the Federal Deposit Insurance Corporation. **

         23.1 Consent of Independent Certified Public Accountants dated as of December 12, 1997.

         99.1     Press Release issued on October 1, 1997. **

         99.2 The Greater New York Savings Bank and Subsidiaries Unaudited Consolidated Financial Statements as of September 30, 1997 and December 31, 1996 and for the nine months ended September 30, 1997 and 1996.

         99.3 Astoria Financial Corporation and Subsidiary and The Greater New York Savings Bank and Subsidiaries, Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition as of September 30, 1997 and Statement of Operations for the Year Ended December 31, 1996 and for the Nine Months Ended September 30, 1997 and related notes.

* This exhibit has been previously filed by the Registrant with the Form S-4 (Registration No. 333-29901) filed by Astoria Financial Corporation on June 24, 1997, and is incorporated herein by reference.

** This exhibit has been previously filed by the Registrant with the Form 8-K filed by Astoria Financial Corporation on October 3, 1997, and is incorporated herein by reference.